First Northwest Bancorp

Sandler O'Neill Investor Meeting

Seattle, Washington

June 9, 2016

Safe Harbor Statement

Forward-Looking Statements

Certain matters discussed in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding our mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to: increased competitive pressures; changes in the interest rate environment; the credit risks of lending activities; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; results of examinations of us by the bank regulatory authorities; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission ("SEC") which are available on our website at www.ourfirstfed.com and on the SEC's website at www.sec.gov.

Any of the forward-looking statements that we make in this presentation and in the other public statements we make may turn out to be wrong because of the inaccurate assumptions we might make, because of the factors enumerated above or because of other factors that we cannot foresee. Because of these and other uncertainties, our actual future results may be materially different from those expressed or implied in any forward-looking statements made by or on our behalf and the Company's operating and stock price performance may be negatively affected. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake, and specifically disclaim, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2016 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect the Company's operations and stock price performance.

Company Snapshot

First Northwest Bancorp

- IPO January 2015 at $10.00/Share
- NASDAQ Global Select Market: FNWB
- State chartered savings bank founded March 1923 in Port Angeles, Washington
- Total assets: $995 million
- Net loans: $574 million
- Total deposits: $710 million

Performance Since IPO



45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
1/29/15
4/29/15
7/29/15
10/29/15
1/29/16
4/29/16
FNWB (30.8%)

Market Information (6/1/2016)	
Current Stock Price	$13.08
Market Capitalization	$169.6
Price/TBV	89%
Price/LTM EPS	45.1

Financials as of March 31, 2016

Investment Highlights

- Community-oriented approach with robust market share in Olympic Peninsula markets and growing presence in strategic markets along I-5 corridor
- Focused on growing commercial loan products
- Continued focus on building core deposits
- Disciplined approach to credit quality
- Well-capitalized balance sheet

March 31, 2016 Highlights

As compared to the prior quarter:

- Net interest income increased $246k or 4%
- Net loans increased $47mm or 9%
- Deposits increased $25mm or 4%
- Repurchased 1.0% of total shares initially issued in conversion at an average price of $12.61 per share, for future issuance under our 2015 Equity Incentive Plan

Leadership: Senior Management Team

Name	Title	Years with Company[1]	Years in Industry
Larry Hueth	**President** **Chief Executive Officer**	7	31
Regina Wood	**Executive Vice President** **Chief Financial Officer**	9	9
Kelly Liske	**Executive Vice President** **Chief Banking Officer**	9	20
Chris Donohue	**Executive Vice President** **Chief Credit Officer**	3	37
Jeff Davis	**Executive Vice President** **Chief Operations Officer**	1	30

1. Includes service with First Federal Savings & Loan Association

Geographic Diversification

Olympic Peninsula

Port Angeles (4)
- Administration (T)
- Downtown (T)
- Sixth Street
- Eastside

Sequim (2)
- Sequim Avenue
- Sequim Village

Forks

Port Townsend

Puget Sound

Silverdale (T)

Bellingham (T)

(T) – Technology service location using Interactive Teller Machines (ITMs)



Vancouver
Richmond
Burnaby
Coquitlam
Maple Ridge
Surrey
Mission
Langley
Abbotsford
Delta
Parksville
Nanaimo
Port Alberni
Ladysmith
Lake Cowichan
North Cowichan
Saanich
Victoria
Metchosin
Lynden
Ferndale
Bellingham
Anacortes
Mount Vernon
Oak Harbor
Arlington
Marysville
Everett
Crescent
Port Angeles
Forks
Port Townsend
Discovery Bay
Olympic National Park
Olympic Mountains
Poulsbo
Bremerton
Seattle
Edmonds
Shoreline
Kirkland
Bellevue
Renton
Burien
SeaTac
Kent
Covington
Tacoma
University Place
Lakewood
Parkland
Olympia
Shelton
Humptulips
Aberdeen
Elma
Ocean Shores
Westport
North Bend
Leavenworth
Olympic National Forest
Quinault Indian Reservation
Branch
Branch²
LPO²

Clallam County	
Population (k)	73.6
Projected Δ[1]	3.78%
Median Inc. ($000s)	49.6

Jefferson County	
Population (k)	30.8
Projected Δ[1]	3.83%
Median Inc. ($000s)	47.2

Kitsap County	
Population (k)	257.2
Projected Δ[1]	3.40%
Median Inc. ($000s)	66.7

Whatcom County	
Population (k)	212.0
Projected Δ[1]	5.08%
Median Inc. ($000s)	53.3

Note(s):
1: Projected population growth from 2016-2021
2: Proposed opening of additional locations
Source: SNL Financial, Nielsen. Data as of August 2015

Company Performance – Balance Sheet


Total Assets
$ in millions
$749
$772
$785
$795
$937
$995
2011
2012
2013
2014
2015
March '16


Deposits
$ in millions
$562
$583
$595
$600
$647
$710
2011
2012
2013
2014
2015
March '16


Loans Receivable, Net
$ in millions
$424
$401
$449
$496
$488
$574
2011
2012
2013
2014
2015
March '16


Equity
$ in millions
$77
$77
$79
$81
$191
$191
2011
2012
2013
2014
2015
March '16

Fiscal year periods as of June 30; Quarter period as of March 31, 2016

Company Performance – Earnings


Net Income (Loss)
$ in 000's
$3,895
($1,960)
$2,318
$2,668
($5,090)
$897
2011
2012
2013
2014
2015
March '16


Net Interest Margin
3.02%
2.79%
2.67%
2.89%
2.75%
3.01%
2011
2012
2013
2014
2015
March '16


Return on Assets
0.52%
(0.26%)
0.30%
0.34%
(0.58%)
0.37%
2011
2012
2013
2014
2015
March '16


Return on Equity
5.17%
(2.52%)
2.94%
3.33%
(3.92%)
1.88%
2011
2012
2013
2014
2015
March '16

Fiscal year periods as of June 30; Quarter period as of March 31, 2016

Company Performance – Credit Quality



Nonperforming Assets (% of Assets)
2.2%
1.7%
1.5%
0.9%
0.7%
0.4%
2011
2012
2013
2014
2015
March '16



Nonperforming Loans (% of Loans)
2.8%
2.5%
2.2%
1.2%
1.0%
0.7%
2011
2012
2013
2014
2015
March '16



Allowance for Loan Losses (% of NPL)
39.4%
72.8%
80.8%
135.3%
145.6%
180.4%
2011
2012
2013
2014
2015
March '16



ALLL (% of Loans)
1.1%
1.8%
1.7%
1.6%
1.4%
1.2%
2011
2012
2013
2014
2015
March '16

Fiscal year periods as of June 30; Quarter period as of March 31, 2016

Loan Portfolio Diversification


Loan Concentrations
December 2015
C&I
3%
SFR 1-4
52%
CRE
24%
SFR 1-4 &
Cons.60%
MF
8%
Const./ Land
5%
Cons.
8%

Yield on Loans for the six months ended December 31, 2015:
4.49%

Yield on Loans for the nine months ended March 31, 2016:
4.48%


Loan Concentrations
March 2016
C&I
3%
SFR 1-4
52%
CRE
24%
SFR 1-4 &
Cons.59%
MF
8%
Const./ Land
6%
Cons.
7%

Deposit Composition



Deposit Concentrations
December 2015
CDs
22%
Savings
13%
Transaction
30%
Money
Market
35%

Cost of Deposits for the six months ended December 31, 2015: 0.36%

Cost of Deposits for the nine months ended March 31, 2016: 0.36%



Deposit Concentrations
March 2016
CDs
22%
Savings
13%
Transaction
30%
Money
Market
35%

Well Capitalized Balance Sheet


Bank Capital Ratios
March 31, 2016
22.2%
22.2%
23.4%
14.2%
6.5%
8.0%
10.0%
5.0%
Common Equity Tier 1 Capital Ratio
Tier 1 Capital Ratio
Total Capital Ratio
Tier 1 Leverage Ratio
Well Capitalized
Actual